SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2010
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

24.          SUBSEQUENT EVENTS

On January 4, 2011, we entered into a stock purchase agreement with Elastic Therapy, Inc. (ETI) and its shareholders and completed the purchase of all of the outstanding shares of capital stock of ETI. ETI is a designer and manufacturer of private label medical compression therapy products used to treat and prevent a wide range of venous disorders. On January 5, 2011, we converted ETI into a limited liability company. The purchase price was $45.8 million, subject to certain post-closing adjustments related to net working capital and certain other balances of ETI at closing. Of the purchase price, a total of $4.6 million was deposited in escrow for up to one year to fund indemnity claims and as deferred payments to assure retention of certain key employees. We will begin reporting the results of ETI within our Bracing and Supports and International Segments during the first quarter of 2011. The acquisition was financed using cash on hand, and a draw of $35 million on our revolving line of credit. We expect to complete the initial purchase price allocation during the first quarter of 2011.

On February 4, 2011, we purchased certain assets of an e-commerce business which offers various bracing, cold therapy and electrotherapy products, for total consideration of $3.0 million. Of the total purchase price, $1.8 million was paid in cash at closing, $0.4 million was offset against accounts receivable due from the seller, $0.5 was offset against million of principal and accrued interest due from the seller under a revolving convertible promissory note, and $0.3 million was held back as security for potential indemnification claims, and will be paid to the seller in February 2012 if there are no such claims. We will begin reporting the results of this business within our Bracing and Supports Segment during the first quarter of 2011. We expect to complete the initial purchase price allocation during the first quarter of 2011.

On February 18, 2011, we entered into Amendment No. 3 to the Senior Secured Credit Facility, which increased the Total Leverage Ratio limitation in the Permitted Acquisitions covenant from 6.0 to 7.0, and deemed the ETI acquisition to have been made as a Permitted Acquisition. The Permitted Acquisitions covenant has no limit on the dollar amount of acquisitions we are permitted to make, as long as we are in compliance with this ratio, with the senior secured leverage ratio, and not in default.

On February 14, 2011, we issued a press release announcing our operating and financial results for the fourth quarter and year ended December 31, 2010. Those results were furnished to the Securities and Exchange Commission (SEC) in a Form 8-K dated February 14, 2011. On March 1, 2011, we agreed to settle for the payment of $1.5 million a litigation contingency related to the 2007 sale of a spine product line by our surgical business. In accordance with FASB ASC Topic 450, Contingencies, this expense, net of income tax benefit of $0.6 million, has been reflected in the accompanying financial statements, thereby increasing the net loss attributable to DJOFL to $52.5 million as compared to the net loss attributable to DJOFL of $51.6 million that we reported in our press release furnished to the SEC in a Form 8-K dated February 14, 2011.